UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2010

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (636) 474-5000 (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On April 20, 2010, the Board of Directors of MEMC Electronic Materials, Inc. (the “Company” or “MEMC”) appointed Denis McCarthy as the Company’s Principal Accounting Officer.  Mr. McCarthy, 50, has held the position of Vice President and Corporate Controller since April 2006.  Prior to joining the Company, Mr. McCarthy was employed in various roles and capacities with Motorola, Inc., including most recently with its subsidiary Freescale Semiconductor, Inc.

Mr. McCarthy will receive salary, bonus and equity awards, and will participate in other benefit and compensation plans, at levels consistent with his seniority and scope of responsibility.

Mr. McCarthy does not have any relationship or related person transaction with the Company that would require disclosure pursuant to Item 401(d) of SEC Regulation S-K.  Mr. McCarthy has no related person transaction with the Company that would require disclosure pursuant to Item 404(a) of SEC Regulation S-K.

In connection with the appointment of Mr. McCarthy as the Principal Accounting Officer of the Company, Timothy C. Oliver will no longer be serving in such capacity.  Mr. Oliver remains the Company’s Senior Vice President and Chief Financial Officer.

(e)  At the Annual Meeting of Stockholders of the Company held on April 20, 2010, the Company’s stockholders approved the MEMC Electronic Materials, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), which the Company’s Board of Directors had adopted, subject to stockholder approval, on February 21, 2010.

The Compensation Committee of the Board of Directors administers the 2010 Plan. The 2010 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock units and performance units. Individuals who are directors of, employees of, prospective employees of, or consultants to MEMC or a subsidiary of MEMC are eligible to receive awards under the 2010 Plan.

The Compensation Committee generally has the authority, subject to the terms of the 2010 Plan, to determine when and to whom awards will be granted, the term of the award, the number of shares covered by the award, and all other terms or conditions of the awards.  The Committee may condition the grant or vesting of awards on the achievement of performance goals or the passage of time or both.  In the event the Company experiences a change in control (as defined in the 2010 Plan) and a participant’s employment is terminated by the Company without “cause” or by the participant for “good reason,” any and all options and restricted stock awards made under the 2010 Plan shall be immediately payable in full, and any award agreement with respect to a performance unit award will terminate and be of no further force and the amounts payable thereunder in such event shall be as specified in the award agreement.

The aggregate number of shares of common stock available for issuance under the 2010 Plan is 15,000,000 plus any and all shares available for grant under the Company’s 2001 Equity Incentive Plan (the “2001 Plan”) as of December 31, 2010.  The 2010 Plan will remain in effect until terminated by the Compensation Committee. No awards may be granted under the 2010 Plan after February 21, 2020.  The Compensation Committee may at any time amend, suspend or terminate the 2010 Plan. No amendment, suspension or termination, however, may adversely affect a grantee’s rights under any previously granted award without the consent of the grantee.  Notwithstanding the Compensation Committee’s broad authority under the 2010 Plan, MEMC is prohibited from repricing stock options without stockholder approval.

The above description of the 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2010 Plan, which is attached as Exhibit 99.1 hereto.

The awards made pursuant to the 2010 Plan will be made by the Board or the Compensation Committee through the use of various forms of award agreements, which set forth terms applicable to specific awards.  The forms of these awards agreements were approved by the Compensation Committee of the Board of Directors on April 20, 2010.  The form of Stock Option Agreement is attached hereto as Exhibit 99.2, the form of Restricted Stock Agreement for directors is attached hereto as Exhibit 99.3, the form of Restricted Stock Agreement with time-based vesting is attached hereto as Exhibit 99.4, the form of Restricted Stock Agreement with performance-based vesting is attached hereto as Exhibit 99.5, and the form of Performance Unit Award Agreement is attached hereto as Exhibit 99.6.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Set forth below is a brief description of each matter voted upon at the Company’s 2010 annual meeting of stockholders held on April 20, 2010, and the voting results with respect to each matter.

1.	A proposal to elect four Class III directors to serve for a term expiring in 2013:

Class III Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
Emmanuel T. Hernandez	150,922,738	6,120,366	146,845	21,736,260
John Marren	150,949,091	6,090,125	150,733	21,736,260
William E. Stevens	150,914,215	6,131,245	144,489	21,736,260
James B. Williams	145,579,352	11,446,658	163,939	21,736,260

2.	A proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

For	Against	Abstentions	Broker Non- Votes
177,537,653	1,185,099	203,457	—

3.	A proposal to approve and adopt the MEMC Electronic Materials, Inc. 2010 Equity Incentive Plan:

For	Against	Abstentions	Broker Non- Votes
136,921,145	18,926,164	1,342,640	21,736,260

Pursuant to the foregoing votes, Messrs. Hernandez, Marren, Stevens and Williams were elected to serve as Class III directors, KPMG LLP was ratified as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2010, and the MEMC Electronic Materials, Inc. 2010 Equity Incentive Plan was approved by the Company’s stockholders.

Item 8.01.  Other Events.

The 2010 Plan provides for the “rollover” of shares available for grant under the 2001 Plan as of December 31, 2010.  On February 26, 2010, the Company made minor changes to the 2001 Plan to conform the 2001 Plan to the 2010 Plan, so that all grants under the 2001 Plan throughout the remainder of 2010 will have effectively the same terms and conditions as if the grants were made under the 2010 Plan.  These changes were made subject to approval by the Company’s stockholders of the 2010 Plan.  The 2001 Plan, as amended and restated, is attached as Exhibit 99.7 hereto.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits	Item

99.1	MEMC Electronic Materials, Inc. 2010 Equity Incentive Plan

99.2	Form of Stock Option Award Agreement (four-year vesting) under the 2010 Equity Incentive Plan

99.3	Form of Restricted Stock Award Agreement (outside directors) under the 2010 Equity Incentive Plan

99.4	Form of Restricted Stock Award Agreement (time-based vesting) under the 2010 Equity Incentive Plan

99.5	Form of Restricted Stock Award Agreement (performance-based vesting) under the 2010 Equity Incentive Plan

99.6	Form of Performance Unit Award under the 2010 Equity Incentive Plan

99.7	MEMC Electronic Materials, Inc. 2001 Equity Incentive Plan, as amended and restated on February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: April 22, 2010	By	: /s/ Bradley D. Kohn
Name: Bradley D. Kohn
Title: Senior Vice President – Legal and Business Development

Exhibit Index

Number	Item

99.1	MEMC Electronic Materials, Inc. 2010 Equity Incentive Plan

99.2	Form of Stock Option Award Agreement (four-year vesting) under the 2010 Equity Incentive Plan

99.3	Form of Restricted Stock Award Agreement (outside directors) under the 2010 Equity Incentive Plan

99.4	Form of Restricted Stock Award Agreement (time-based vesting) under the 2010 Equity Incentive Plan

99.5	Form of Restricted Stock Award Agreement (performance-based vesting) under the 2010 Equity Incentive Plan

99.6	Form of Performance Unit Award under the 2010 Equity Incentive Plan

99.7	MEMC Electronic Materials, Inc. 2001 Equity Incentive Plan, as amended and restated on February 26, 2010